Exhibit 10
                           OWENS CORNING
                 STOCK PERFORMANCE INCENTIVE PLAN

      (as amended and restated effective January 1, 19991998)


ARTICLE 1. Establishment, Purpose, and Duration

   1.1 Establishment of the Plan. Owens Corning, a Delaware corporation (hereinafter referred to as the "Company"), has previously established an incentive compensation plan known as the "Owens Corning Stock Performance Incentive Plan" (such Plan as amended from time to time being hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock).

   The Board of Directors of the Company approved the Plan on January 23, 1992, subject to ratification by an affirmative vote of a majority of Shares of Common Stock present and entitled to vote at the 1992 Annual Stockholders Meeting. Following such ratification, the Plan became effective May 1, 1992 (the "Effective Date"). The Board of Directors of the Company thereafter amended the Plan on June 15, 1995, subject to stockholder approval of the amendments at the 1996 Annual Stockholders Meeting. The Plan as so amended became effective as of June 15, 1995. Pursuant to authority delegated by resolution of the Board of Directors to the Company, the Plan has been amended and restated effective January 1, 1998 and January 1, 1999, and shall remain in effect as provided in Section 1.3 herein.

   1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

   1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.


ARTICLE 2. Definitions and Construction

   2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      (a) "Affiliates" means any corporation (other than a Subsidiary), partnership, joint venture, or any other entity in which the Company owns, directly or indirectly, at least a ten percent (10%) Beneficial Ownership interest.

     (b) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock).

     (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of Owens Corning.

     (e) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company, including any Subsidiary, Parent, or Affiliate.

     (f) "Change of Control" of the Company shall be deemed to have occurred as of the first day any one or more of the following conditions shall have been satisfied:

        (i) Any Person (other than the Company, any Company employee benefit plan (including its trustee), any Person acting on behalf of the Company in a distribution of stock to the public, or any entity owned directly or indirectly by the stockholders (immediately prior to such transaction) of the Company in substantially the same proportions as their ownership of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors; or

        (ii) The occurrence of any transaction or event relating to the Company that is required to be reported in response to the requirements of Item 5(f) of Schedule 13E-3 of Regulation 13A of the Exchange Act; or

        (iii) When, during any period of two (2) consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company, cease for any reason other than death to constitute at least a majority thereof, unless each Director who was not a Director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the Directors at the beginning of such period, provided that any Director elected by or on the recommendation of at least two-thirds of the Directors at the beginning of any such two (2) year period shall be treated as if he or she had been a Director at the beginning of such period; or

        (iv) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (g) "Change-of-Control Price" means the highest price per Share of Company Common Stock paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid in any transaction related to a Potential or actual Change of Control of the Company at any time during the preceding sixty (60) calendar day period, as determined by the Committee.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (i) "Committee" means the committee of two (2) or more Directors appointed by the Board to administer the Plan, as further provided in Article 3 herein. When used herein, "Committee" shall also include any person or persons to whom the Committee's authority has been lawfully delegated pursuant to Article 3.

     (j) "Company" means Owens Corning, a Delaware corporation, and any successor thereto as provided in Article 14 herein.

     (k) "Director" means any individual who is a member of the Board of Directors of the Company.

     (l) "Disability" or "Disabled" means disability as determined under the long-term disability program of the Company, a Subsidiary or Affiliate applicable to the Employee.

     (m) ''Employee'' means any employee of the Company or a Subsidiary, including part time employees and employees who are represented by a collective bargaining agent with respect to such employment.

     (n) ''Exchange Act'' means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

     (o) ''Fair Market Value'' means, as of any given date, (i) with respect to Incentive Stock Options, the closing sale price of the Stock on such date on the New York Stock Exchange Composite Tape; and (ii) with respect to Nonqualified Stock Options and any other Awards under the Plan not related to Incentive Stock Options, the closing sale price of the Stock on such date on the New York Stock Exchange Composite Tape, or, if (and only if) the Committee in its discretion so specifies, the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to 20 trading days immediately prior to such date. However, if the foregoing method of determining Fair Market Value is not consistent with any then applicable regulations of the U.S. Secretary of the Treasury, then Fair Market Value shall be determined in accordance with those regulations.

     (p) ''Incentive Stock Options'' or ''ISO'' means an option to purchase Shares, granted under Article 6 herein, which the Committee designates as an Incentive Stock Option and is intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

     (q) ''Insider'' shall mean an Employee whose transactions in equity securities of the Company are, at the time an Award is made under this Plan, subject to Section 16 of the Exchange Act.

     (r) ''Nonqualified Stock Option'' or ''NQSO'' means an option to purchase Shares, granted under Article 6 herein, which is not intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

     (s) ''Option'' or ''Stock Option'' means an Incentive Stock Option or a Nonqualified Stock Option granted under Article 6 herein.

     (t) ''Option Price'' means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee, and as further described in Section 6.3 herein.

     (u) ''Parent'' shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     (v) ''Participant'' means a current or former eligible Employee who has outstanding an Award granted under the Plan.

     (w) ''Period of Restriction'' means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
  Article 7 herein.

     (x) ''Person'' shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d)(3) and 14(d)(2) thereof, including a ''group'' as defined in Section 13(d).

     (y) ''Phantom Stock Bonus Award'' means an amount of cash that is determined by reference to the Fair Market Value of a designated number of Shares, which is paid to an Employee or which the Committee agrees to pay to an Employee in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the payment date, subject to such terms and conditions (if any) as the Committee may impose. Phantom Stock Bonus Awards are a specific type of Stock Bonus Award.

     (z) ''Potential Change of Control'' of the Company shall mean the occurrence of one or more of the following:

        (i) The entering into an agreement by the Company, the consummation of which would result in a Change of Control; or

        (ii) The acquisition of Beneficial Ownership, directly or indirectly, by any Person (other than the Company, any Company employee benefit plan (including its trustee), any Person acting on behalf of the Company in a distribution of stock to the public, or any entity owned directly or indirectly by the stockholders (immediately prior to the acquisition) of the Company in substantially the same proportions as their ownership of the Company) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities, and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

     (aa) ''Restricted Stock'' means an Award granted to a Participant pursuant to Article 7 herein.

     (bb) ''Retirement'' means termination of employment with the Company, its Subsidiaries and Affiliates at or after attainment of age 55 with a vested retirement benefit under a pension plan of the Company, a Subsidiary or Affiliate.

     (cc) ''Share(s)'' or ''Stock'' means the Shares of common stock, $0.10 par value, of Owens Corning.

     (dd) ''Stock Bonus Award'' means Shares, or an amount of cash that is determined by reference to the Fair Market Value of Shares, which is distributed or paid to an Employee or which the Committee agrees to distribute or pay in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the distribution or payment date, subject to such terms and conditions (if any) as the Committee may impose. The amount of any Stock Bonus Award payable in Shares may but need not be determined by reference to the Fair Market Value of Stock. Phantom Stock Bonus Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

     (ee) ''Subsidiary'' means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     (ff)  ''Year'' or ''Plan Year'' means each consecutive twelve
  (12) month period beginning January 1 and ending December 31.

   2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

   2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. Administration

   3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, its lawful designee, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. Unless the Board determines otherwise, the Committee shall be comprised exclusively of Directors who are not Employees and who (i) qualify to administer the Plan under Rule 16b-3 under the Exchange Act as such Rule may be in effect from time to time (''SEC Rule 16b-3''), and (ii) are ''outside directors'' within the meaning of Section 162(m)(4)(C) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

   3.2 Authority of the Committee. The Committee, including its designee, shall have full power, subject to the provisions herein, to select Employees to whom Awards are granted; to determine the size, types, and frequency of Awards granted hereunder; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to establish and administer any performance goals applicable to awards hereunder and to certify that any such goals are attained; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, and to the extent allowable by SEC Rule 16b-3, the Committee may delegate its authorities as identified hereunder.

   3.3 Rule 16b-3 Requirements; Code Section 162(m). Any provision of the Plan to the contrary notwithstanding: (i) the Committee may impose such conditions on any Award as it may determine, on the advice of counsel, are necessary or desirable to satisfy any exemption from Section 16 of the Exchange Act for which the Company intends transactions by Insiders to qualify, including without limitation SEC Rule 16b-3; (ii) transactions by or with respect to Insiders shall comply with any applicable conditions of SEC Rule 16b-3 unless the Committee determines otherwise; (iii) transactions with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Section 162(m)(4)(C) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (iv) the Plan is intended to give the Committee the authority to grant awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as awards that do not so qualify; and (v) any provision of the Plan that would prevent the Committee from exercising the authority referred to in clause (iv) above or that would prevent an award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying or that would prevent any transaction by or with respect to an Insider from complying with any applicable condition of SEC Rule 16b-3 with which the Committee intends such transaction to comply, or that would prevent any transaction by or with respect to an Insider from qualifying for any exemption from
Section 16 of the Exchange Act for which the Company intends such transaction to qualify (including SEC Rule 16b-3), shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

   3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


ARTICLE 4. Shares Subject to the Plan

   4.1  Number  of  Shares. Subject to adjustment as  provided  in
Section 4.2 herein, the total number of Shares available for grant under the Plan in each calendar year, during any part of which the Plan is effective, shall be two percent (2%) of the total outstanding Shares as of the first day of such calendar year; provided, however, that Shares not granted in any calendar year may be carried forward and granted in any of the three immediately subsequent calendar years (in addition to the new Shares made available in those years). The maximum number of Shares with respect to which Options may be granted to any Employee in any calendar year shall be twenty-five percent (25%) of the total number of Shares available for grant under the Plan in such calendar year.

   No more than 500,000 Shares may be issued or transferred pursuant to Incentive Stock Options granted under this Plan. No more than one-half percent (.5%) of the total outstanding Shares as of the first day of any calendar year may be granted in that year in the form of Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock). However, unused Shares carried forward from previous years shall retain their character such that this one-half percent (.5%) limitation shall increase in direct relationship to those unused Shares reserved for Stock Bonuses in the prior three years.

   The Company may increase the Shares available for Awards in any calendar year through an advance of up to twenty-five percent (25%) of the subsequent year's allocation (determined by using twenty-five percent (25%) of the current year's allocation), with such Shares retaining their character as to Stock Bonus grant availability. Any Shares granted hereunder may consist, in whole, or in part, of authorized and unissued Shares or Treasury Shares or Shares purchased in the open market or in private transactions for purposes of the Plan.

   4.2 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, a substitution or adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options and Stock Bonus awards (including any Restricted Stock granted hereunder), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and further provided that the number of Shares subject to any Award shall always be a whole number.

  4.3 Charging of Shares. If any Shares subject to an Award or, in the case of a Phantom Stock Bonus Award, the cash value of any Shares on which such Award is based, shall not be issued, transferred or paid to an Employee and shall cease to be issuable, transferable or payable to an Employee because of the termination, expiration or cancellation, in whole or in part, of such Award or for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company because of an Employee's failure to comply with or satisfy the terms and conditions of an Award, the Shares not so issuable or transferable or, in the case of a Phantom Stock Bonus Award, the Shares the cash value of which has ceased to be payable, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in section 4.1 above, may again be made subject to Awards, and shall be added to the number of Shares available for grant under the Plan in the calendar year in which the Shares cease to be issuable or transferable, the cash value ceases to be payable or the Shares are reacquired (as the case may be).


ARTICLE 5. Eligibility and Participation

   5.1 Eligibility. All Employees shall be eligible to be selected to participate in this Plan, including Employees who are Directors but excluding Directors who are not Employees.

  5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Awards may be made on a stand-alone basis or in conjunction with other Awards hereunder. Except as provided otherwise in Section 6.1 below, the grant of any award may be effective on the date on which the Committee acts to grant the award or on any earlier or subsequent date specified by the Committee, and the effective date specified by the Committee shall be considered the date of grant of the award for all purposes of this Plan.


ARTICLE 6. Stock Options

  6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options under this Plan to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. Options may be granted in the form of ISOs, NQSOs or a combination thereof. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. The grant of any option may be effective on the date on which the Committee acts to grant the option or on any subsequent date specified by the Committee, and the effective date specified by the Committee shall be considered the date of grant of the option for all purposes of this Plan.

   6.2 Options to be in Writing. Each Option grant shall be evidenced in a writing signed by a representative of the Company duly authorized to do so, that shall specify or incorporate by reference the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as are provided hereunder and any other terms and conditions that may be imposed by the Committee. The Option instrument also shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option.

   6.3 Option Price. In no case shall the Option Price of any Option granted under this Plan be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

   6.4 Duration of Options. Each Option shall expire at such time as determined at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions, terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, except as provided in Article 8 herein, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

   Options shall be exercised by the delivery of a written notice of exercise to the Company, or by giving the Company notice of such exercise by such other means as the Company may permit in accordance with applicable law, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment.

  The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender or for such other period of time, if any, as the Committee may direct); or (c) by a combination of (a) and (b).

  The Option Price shall also be deemed fully paid if and when the Company receives documentation that it determines satisfies the cashless exercise provisions of the Federal Reserve Board's Regulation T, or when the Option Price is paid by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  As soon as practicable after receipt of notification of exercise acceptable to the Company and full payment (including tax withholding requirements, if any, as further provided in Article 12 herein), the Company shall deliver to the Participant, in the Participant's name, in the name of the Participant and another person as joint tenants with rights of survivorship, or in nominee or street name on behalf of the Participant (as the Participant may direct and the Committee may permit) Share certificates or brokerage account credit (electronically, via DWAC (Deposit/Withdrawal As Custodian) in an appropriate amount based upon the number of Shares purchased under the Option(s).

   6.6 Restrictions. At the time of grant, restrictions may be imposed on any Shares acquired pursuant to the exercise of an Option under the Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.7  Termination  of  Employment Due to Death,  Disability,  or
Retirement.

   (a) Termination by Death. In the event the employment of a participant with the Company and its Subsidiaries is terminated by reason of death, any outstanding Options may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

   (b) Termination by Disability. If a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after (i) three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment, or (ii) the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such three-year-and-six-month period (or such shorter period as the Committee shall specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or for the stated term of such Stock Option, whichever period is shorter. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.

   (c) Termination by Retirement. If a Participant's employment with the Company and its Subsidiaries is terminated by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after five years (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such five year period (or such shorter period as the Committee may specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the shorter of (i) and (ii) where (i) is a period of twelve months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or, if longer, the remainder of such five year (or shorter) period from the date of such termination of employment, and (ii) is the expiration of the stated term of the Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.

    6.8 Termination of Employment for Other Reasons. Unless otherwise determined by the Committee at or after grant, if a Participant's employment with the Company and its Subsidiaries terminates voluntarily (other than by reason of Retirement or under circumstances constituting Cause), the Stock Option shall thereupon terminate, except that such Stock Option may be exercised to the extent it was exercisable at the time of termination of employment for the lesser of one year (or such shorter period as the Committee may specify at or after grant) from the date of employment termination or the balance of such Stock Option's term. If a Participant's employment with the Company and its Subsidiaries is involuntarily terminated by the Company without Cause, the Option shall thereupon terminate, except that it may thereafter be exercised to the extent it was exercisable at the time of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for the lesser of five years (or such shorter period as the Committee may specify at or after grant) from the date of employment termination or the balance of such Stock Option's term.

   If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

   6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, Options may be transferred (i) by a Participant who is a member of a group of Participants specifically designated by the Committee as eligible to transfer Options pursuant to such uniform guidelines as the Committee may establish for this purpose from time to time, or (ii) following the death of a Participant, to a beneficiary designated by the Participant in accordance with Article 10 below.


ARTICLE 7. Restricted Stock

   7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. The purchase price for Shares of Restricted Stock shall be equal to their par value per Share.

   7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as provided hereunder or as the Committee may impose.

   7.3 Nontransferability of Restricted Stock. Except as provided in this Article 7, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction as specified in the Restricted Stock Agreement and the satisfaction of any conditions determined at the time of grant and specified in the Restricted Stock Agreement. However, except as provided in Article 8 herein, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a required purchase price imposed upon Participants, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Further, the Committee at its discretion, may require that the Shares evidencing such Restricted Stock grants be held in custody by the Company until any or all restrictions thereon shall have lapsed.

   7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

      "The   sale  or  other  transfer  of  the  Shares  of  Stock
  represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Owens Corning Stock Performance Incentive Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Owens Corning."

   7.6 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, provided the applicable conditions to vesting of such Shares have been fulfilled. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his or her Share certificate.

  7.7 Voting Rights. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   7.8 Dividends and Other Distributions. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

   7.9 Termination of Employment. The Committee may but need not provide at or after the grant of Restricted Stock for the restrictions on all or any designated portion of the Shares of Restricted Stock to lapse in the event of death, Disability, Retirement or other designated termination of employment.


ARTICLE 7A. Stock Bonuses

   7A.1 Except as otherwise provided in section 15.3, Stock Bonus Awards shall be subject to the following provisions:

     (a) An eligible Employee may be granted a Stock Bonus Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

     (b) Shares subject to a Stock Bonus Award (other than a Phantom Stock Bonus Award) may be issued or transferred to an Employee, and the cash value of the Shares on which a Phantom Stock Bonus Award is based may be paid to an Employee, at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance, transfer or payment shall not be made to the Employee at the time such Award is granted, the Committee may but need not provide for payment to such Employee, either in cash or Shares, from time to time or at the time or times such Shares shall be issued or transferred or cash shall be paid to such Employee, of amounts not exceeding the dividends which would have been payable to such Employee in respect of such Shares (as adjusted under section 4.2) if such Shares had been issued or transferred to such Employee at the time such Award was granted.

     (c) Any Stock Bonus Award may, in the discretion of the Committee, be settled in cash, on each date on which Shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the Shares which would otherwise have been delivered or become unrestricted. A Phantom Stock Bonus Award shall be payable only in the form of cash. Subject to Section 4.3 above, the Shares subject to a Stock Bonus Award (including a Phantom Stock Bonus Award) shall be deducted from the number of Shares available for grant under the Plan, whether the Award is settled in the form of cash or Shares.

     (d) Stock Bonus Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of any Shares to be issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the Shares issued or transferred or cash paid pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of Shares to an Employee pursuant to any such Award, the recipient shall, with respect to such Shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Restricted Stock Award or a Phantom Stock Bonus Award.

     (e) Each Stock Bonus Award shall be evidenced in a writing, signed by a representative of the Company duly authorized to do so, which shall be consistent with and subject to this Plan.


ARTICLE 8. Change of Control

   8.1  Acceleration  and Cashout. Subject to  the  provisions  of
Section 8.2 herein, upon the occurrence of a Change of Control of the Company, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), in the event of a Potential Change of Control of the Company, unless specifically prohibited by the terms of
Article 15 herein:

     (a) Any Stock Options awarded under the Plan immediately shall become fully vested and exercisable;

     (b) Any restrictions and other conditions pertaining to outstanding Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock), including but not limited to vesting requirements, immediately shall lapse; and

     (c) The value of all outstanding Stock Options and Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock) shall, to the extent determined by the Committee at or after grant, be cashed out by the Company on the basis of the Change-of-Control Price (or, in the case of Incentive Stock Options, Fair Market Value) as of the date the Change of Control occurs, or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the occurrence of the Change of Control or Potential Change of Control.

Notwithstanding the foregoing provisions of this Section 8.1, the Committee may determine, in its sole discretion, that no Change of Control or Potential Change of Control shall be deemed to have occurred with respect to a Participant (i) by reason of any actions or events (''Interested Actions'') in which the Participant acts in a capacity other than as a director, officer or employee of the Company (or a Subsidiary or Affiliate, where applicable), or (ii) with respect to any such action or event occurring within 90 days following the public announcement of any Interested Actions, regardless of whether the Participant is interested in such action or event.

   8.2 Award Replacement. Notwithstanding Section 8.1 herein, no acceleration of vesting and exercisability, nor lapse of restrictions and other conditions, nor cashout shall occur (pursuant to Sections 8.1(a), (b), and (c) herein) for outstanding Awards granted hereunder if the Committee reasonably determines in good faith, prior to the Change of Control or Potential Change of Control, that such Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed, or substituted award hereinafter called an ''Alternative Award'') by a Participant's employer (or the parent or a subsidiary of such employer) simultaneous with or immediately following the Change of Control or Potential Change of Control, provided, however, that any such Alternative Award must:

  (a) In the event of Stock Options and Stock Bonuses:

        (i) Be based on stock which is traded on an established securities market, or which will be so traded within thirty
     (30) days of the Change of Control or Potential Change of Control; or

        (ii) Have a value based directly upon an objective standard of valuation (including, but not limited to, a publicly reported stock index) acceptable to the Committee under the circumstances and provide each Participant, subject to requirements as to vesting or lapse of restrictions, with an opportunity to put the Shares or other securities covered by the Award to his or her employer (or the parent, general partner, or a subsidiary of such employer) for purchase with payment to be made in cash within ten (10) business days of receipt of such employee's put;

  (b) For all Awards:

        (i) Provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially  equivalent  to  or  better  than  the  rights, terms, and conditions applicable under such Awards, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment;

        (ii) Have substantially equivalent economic value to such Awards (determined at the time of the Change of Control or Potential Change of Control);

        (iii) Have terms and conditions which provide that in  the
     event   the   Participant's   employment   is   involuntarily
     terminated without Cause or constructively terminated:

           (A) Any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be; and

           (B) Each Participant shall have the right to surrender such Alternative Awards within thirty (30) days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the stock subject to the Alternative Award over the price, if any, that a Participant would be required to pay to exercise such Alternative Award.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a reduction in the Participant's responsibilities, or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's advance written consent.

    8.3   Excise  Tax  Reimbursement.  In  the  event   that   any
accelerations, lapse of restrictions, cashouts, Award replacements, and/or any other event under this Plan will cause a Participant to be subject to the tax (the ''Excise Tax'') imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Participant at the time specified below an additional amount (the ''Gross-up Payment'') such that the net amount retained by the Participant, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any Federal, state, and local income tax and Excise Tax upon the Gross-up Payment provided for by this Section 8.3, but before deduction for any Federal, state, or local income tax on the Total Payments, shall be equal to the Total Payments.

   For purposes of determining whether any Participant will be subject to the Excise Tax and the amount of such Excise Tax:

     (a) Any other payments or benefits received or to be received by a Participant in connection with a Change of Control of the Company or a Participant's termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement, or agreement with the Company, any Person whose actions result in a Change of Control of the Company or any Person affiliated with the Company or such Person) (which together with the benefits and/or payments provided hereunder, shall constitute the ''Total Payments'') shall be treated as ''parachute payments'' within the meaning of Section 280G(b)(2) of the Code, and all ''excess parachute payments'' within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of tax counsel selected by the Committee, such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

     (b) The amount of the total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of:
  (A) the total amount of the Total Payments; or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) of the Code.

For purposes of determining the amount of the Gross-Up Payment, a Participant shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment is to be made and the applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, a Participant shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and Federal, state and local income tax imposed on the portion of the Gross-Up Payment being repaid by a Participant if such repayment results in a reduction in Excise Tax and/or a Federal, state, and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

   The  Gross-Up Payment or portion thereof provided for  in  this
Section 8.3 shall be paid no later than the thirtieth (30th) calendar day following payment of any amounts under this section, provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to a Participant on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the forty-fifth
(45th)  calendar  day  after payment of  any  amounts  under  this
Section 8.3. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to each Participant, payable on the fifth (5th) calendar day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).


ARTICLE 9. Amendment, Modification and Termination

   9.1 Amendment and Termination. The Board, the Committee, or its lawful designee may, at any time and from time to time, amend or modify the Plan in any respect without stockholder approval, unless stockholder approval of the amendment or modification in question is required under Delaware law, the Code (including without limitation Code section 162(m)(4) and Code Section 422 and Treasury regulations issued or proposed thereunder), any applicable exemption from Section 16 of the Exchange Act
(including without limitation SEC Rule 16b-3) for which the Company intends transactions by Insiders to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Board may also terminate the Plan at any time. The Committee may amend the terms of any Award granted under the Plan, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

   9.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award


ARTICLE 10. Beneficiary Designation

  The Committee may (but need not) permit a Participant, from time to time and subject to such terms and conditions as it may impose, to name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 11. Rights of Employees; Other Plans and Arrangements

   11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any
Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

    For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries or Affiliates (or between Subsidiaries and Affiliates) shall not be deemed a termination of employment.

   11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

  11.3 Transferability Restriction. Any derivative security issued under this Plan (within the meaning of SEC Rule 16b-3(a)(2)) is not transferable by the participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, an award under this Plan may be transferred (i) by a Participant who is a member of a group of Participants specifically designated by the Committee as eligible to transfer Options pursuant to such uniform guidelines as the Committee may establish for this purpose from time to time, or (ii) following the death of a Participant, to a beneficiary designated by the Participant in accordance with Article 10 above.

   11.4 Other Plans and Arrangements. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, or employees generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, restricted stock, stock purchase, stock bonus, stock incentive or stock option plan.


ARTICLE 12. Withholding

   12.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy any taxes the Company determines are required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

   12.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, the Committee may permit or require Participants, subject to such terms and conditions as it may impose, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which could be imposed on the transaction or such greater or lesser amount as the Committee may permit. If the Committee so provides, such Shares withheld may be already owned Shares which the Participant tenders in satisfaction of the withholding requirement or Shares issuable by the Company in connection with the exercise of Options, the lapse of restrictions on Restricted Stock or the other taxable event hereunder, or Shares from any other source.


ARTICLE 13. Indemnification

   No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


ARTICLE 14. Successors

   All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 15. Requirements of Law

   15.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges, as the Company may determine apply.

   15.2 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflicts of laws of that State.

   15.3 Non-U.S. Laws. In the event the laws of a foreign country, in which the Company, a Subsidiary or Affiliate has Employees, prescribe certain requirements for stock incentives to qualify for advantageous treatment under the tax or other laws or regulations of that country, the proper officers of the Company, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws and regulations; provided, however, that (a) the terms and conditions of any stock-based incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock-based incentive had been granted under the Plan as herein set forth, (b) all Shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Article 4, and (c) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Article 9 hereof



                                                        Exhibit 10
                KEY MANAGEMENT SEVERANCE AGREEMENT


      This Severance Agreement (the "Agreement") is made as of November 24, 1998 by and between OWENS CORNING, a Delaware corporation (the "Company"), and Maura J. Abeln, an officer of the Company ("Executive").

      WHEREAS the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved a severance agreement to provide Executive with certain protections and to conform the terms of such agreement to the current policy of the Company regarding an officer's entitlement to pay, benefits and privileges on the termination of his employment;

     NOW THEREFORE, the parties hereto agree as follows:

1.   Termination Absent a Change of Control.

a) If, prior to a Change of Control (as defined in paragraph 7(c) below), (i) the Company terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates her employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay (as defined in paragraph 7(a) below); and

     3) Two times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Incentive Pay for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5) Executive's vested Cash Balance Pension Benefit plus an amount equal to the present value of the additional vested pension benefits payable to Executive in accordance with the Company's Supplemental Executive Retirement Plan (the "SERP"), as approved by the Compensation Committee of the Board of Directors on December 11, 1997 and referenced in the November 24, 1998 letter from Glen Hiner, a copy of which is appended to this Agreement. Executive's regular, vested pension earnings will not be increased by compensation paid under the SERP.

b) If, prior to a Change of Control, the Company terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance and vested SERP Pension Benefits, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and
  vested   pension   amounts)  some  portion  of   the   following
  compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:


     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraph 1(a) or 1(b), above, shall be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) If Executive's employment ends under circumstances described in paragraph 1(a) above as a result of the sale by the Company of a business unit, division or facility, payments will be made under this paragraph 1 only if Executive is not offered a substantially equivalent position with the Company or with the new owner of the business (without regard to whether Executive accepts such a
  position).   If Executive receives and accepts a suitable  offer
  from the new owner of the business and is subsequently terminated
  within  one  year  of  the  closing  date  of  the  sale   under
  circumstances that would result in payment of benefits under this paragraph 1(a), Executive will be treated as though she had been terminated by the Company and receive the payments provided for in this Agreement, less any amounts or benefits provided by the new owner in connection with Executive's termination.

2.   Termination On or After a Change of Control.

a) If, within a two-year period after a Change of Control, (i) the Company (or any successor) terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates her employment under circumstances involving a Constructive Termination, Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay; and

     3)   Two times Executive's Separation Incentive Payment; and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Target Level Incentive Pay (as defined in paragraph 7(h) below) for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5) Executive's vested Cash Balance Pension Benefit plus an amount equal to the present value of the additional vested pension benefits payable to Executive in accordance with the Company's Supplemental Executive Retirement Plan (the "SERP"), as approved by the Compensation Committee of the Board of Directors on December 11, 1997 and referenced in the November 24, 1998 letter from Glen Hiner, a copy of which is appended to this Agreement. Executive's regular, vested pension earnings will not be increased by compensation paid under the SERP.

b) If, within a two-year period after a Change of Control, the Company (or any successor) terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below, Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance and vested SERP Pension Benefits, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraphs 2(a) or 2(b), above, will be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) The Compensation Committee of the Board of Directors, in its sole discretion, may determine that no Change of Control or Potential Change of Control shall be deemed to have occurred with respect to any Executive who, in connection with a Change of Control or Potential Change of Control, acts in a capacity other than in their capacity as an employee of the Corporation, its subsidiaries or affiliates or otherwise fails to act in the Company's best interests with respect to said Change of Control.

3. Termination For Other Reasons. If Executive voluntarily terminates her employment (including by reason of retirement) other than as provided in paragraph 1(a) or 2(a) above, or if Executive's employment terminates due to death or Permanent Total Disability, Executive shall not be entitled to any benefits under this Agreement, but shall be entitled to any other benefits to which she is otherwise entitled under the terms of any employee benefit plans or arrangements of the Company.

4. Continuation of Insurance Benefits. In the event Executive's employment terminates under the circumstances described in paragraph 1(a) or 2(a) of this Agreement, the Company will continue Executive's participation and coverage for a period of two years (the "Severance Period") from Executive's last day of employment with the Company under all the Company's life, medical and dental plans ("Insurance Benefits"), in which Executive is participating immediately prior to such employment termination, subject to the Company's right to modify the terms of the plans or arrangements providing these benefits. If Executive is employed by another entity during the Severance Period, the Company will be a secondary obligor only with respect to medical and dental Insurance Benefits.

5. Non-Duplication of Benefits. Any compensation or benefits payable under the terms of this Agreement will be offset and not augmented by other compensation or benefits of the same or similar type payable under any existing plan or agreement of the Company or any other arrangement between Executive and the Company covering the Executive (including, but not limited to, any Company severance policy and the Company's Annual Incentive Plan). It is intended that this Agreement not duplicate benefits Executive is entitled to under the Company's regular severance policy, any
  related   policies,  or  any  other  contracts,  agreements   or
  arrangements between Executive and the Company.

6. Term. This Agreement shall be effective from the date hereof throughout Executive's term of employment as an officer of the Company, but shall expire and be of no effect immediately after the second anniversary of a Change of Control.

7. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

a) "Base Pay" shall mean the greater of the annual salary paid to Executive as of the date of termination of her employment or the date of the Change of Control, as the case may be, notwithstanding any pay reduction that may be related to a Constructive Termination.

b)   "Cause" shall mean:

     1) conviction of any felony or failure to contest prosecution for a felony; or

     2) willful misconduct or dishonesty which is directly and materially harmful to the business or reputation of the Company; or

     3) willful or continued failure to substantially perform her duties as an executive of the Company, other than as a result of total or partial incapacity due to physical or mental illness (abuse of alcohol, drugs or controlled substances not being considered a physical or mental illness for purposes of this paragraph), unless within three to six months after written notice has been provided to Executive by the Company, Executive cures such willful or continued failure to perform.

c)   "Change of Control" shall mean:

     1) the holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, where such merger or consolidation is, in fact, consummated;

     2) a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

     3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares;

     4) during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

     5) the occurrence of any other change of control of a nature that would be required to be reported in accordance with Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company's proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect.

d) A "Constructive Termination" shall be deemed to have occurred only if:

     1) prior to a Change of Control: Executive's Base Pay is reduced without her written consent; or

     2) on or within a two-year period after a Change of Control: (A) Executive's Base Pay or annual incentive pay opportunity is reduced without her written consent; (B) Executive is required by the Company without her written consent to relocate to a new place of business that is more than fifty miles from Executive's place of business prior to the Change of Control (or the Company mandates a substantial increase in the amount of required business travel); or (C) there is a material adverse change in Executive's duties or responsibilities in comparison to the duties or responsibilities which Executive had prior to the Change of Control.

e) "Permanent Total Disability" shall be deemed to have occurred if, at the end of any month Executive then is, and has been, for eighteen (18) consecutive calendar months then ending, unable to perform her duties in the normal and regular manner due to mental or physical illness or injury. Any determination of such inability to perform shall be made by the Company in good faith.

f) "Separation Incentive Payment" shall be the greater of (i) Executive's average payments under the Company's normal, annual Corporate Incentive Plan (CIP) for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company), or
  (ii) one-half of Executive's average participating salary under such Plan for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company).

g) "Participating Salary" is the product of Executive's total base salary paid during any given incentive year, multiplied by Executive's incentive pay percentage, at maximum funding.

h) "Target Level Incentive" shall be the greater of (i) one-half of Executive's participating salary under the Company's Annual Incentive Plan for the year of termination, or (ii) the payment Executive would have received under such Plan for the year of termination based on projected corporate performance for such year as determined by the Committee in its sole discretion at the time of the Change of Control.

8.     Outplacement   Assistance.   The   Company   will   arrange
  outplacement  assistance for Executive,  to  be  provided  by  a
  mutually  agreed-upon  firm  engaged  in  said  business.   Such
  assistance shall continue for up to one year following Executive's termination or until such time as suitable employment is attained,
  whichever  is  sooner.   Outplacement  costs  incurred  in  this
  connection will be borne by the Company, but will not include costs of travel to/from the outplacement firm or in connection with job interviews, etc. For up to six months following Executive's termination, the Company will also make available reasonable office space and administrative and communication services for Executive's use in seeking suitable employment. In no event will the Company pay Executive in lieu of outplacement assistance.

9.    Confidentiality.   Consistent with  Executive's  preexisting
  legal and contractual obligations and in exchange for the consideration provided by the Company in this Agreement and for Executive's continued employment and exposure to confidential information at the Company, Executive agrees to hold in strict confidence and not disclose to any other person any confidential or proprietary information of the Company, including, without
  limitation,  trade  secrets,  formulas  for  Company   products,
  production techniques or processes or methods and apparatus for producing any products of the Company, or other non-public information relating to the business, research and development, employees and/or customers of the Company and its subsidiaries and affiliates, except to the extent required by law, or with the written consent of the Company. Executive will, immediately on termination, deliver to the Company all files containing data, correspondence, books, notes, and other written, graphic or computer records under Executive's control relating to the Company or its subsidiaries or affiliates, regardless of the media in which they are embodied or contained.

10. Agreement Not To Compete. In exchange for the consideration provided by the Company in this Agreement as well as Executive's continued employment and exposure to confidential information at the Company, Executive agrees not to, directly or indirectly, for a period of two years following Executive's termination of employment, engage or participate in any business that is involved in research or development activities or in the manufacturing of any product which competes with any of the Company's products, except with the written consent of the Company. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement in a form acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

11. Mutual Release and Indemnity. In the event of Executive's termination under circumstances described in paragraphs 1(a), 1(b). 2(a) or 2(b), the Company agrees to release and discharge Executive from any claim it may then or thereafter have against Executive with respect to employment with the Company or any of its subsidiaries or affiliates (other than with regard to
  Executive's obligations under this Agreement), and agrees to indemnify Executive in accordance with its then current policies or practices for active employees for any claims made against Executive by third parties arising out of the proper performance of Executive's duties as an employee of the Company or any of its subsidiaries or affiliates. In exchange for the consideration provided by the Company in this Agreement, together with the Company's release and indemnity, Executive agrees to release and discharge the Company, and its subsidiaries, affiliates, officers, directors, employees and agents (the "Released Persons") from any claim that Executive may then or thereafter have against the Company or such Released Persons (excluding any claim for the compensation, benefits and privileges described herein) arising out of or in connection with Executive's employment or termination of employment by the Company or any of its subsidiaries or
  affiliates.   On  termination, Executive  agrees  to  execute  a
  separate  Release  and  Non-Competition  Agreement  in  a   form
  acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive
  ineligible   for  any  severance  pay,  benefits  or  privileges
  whatsoever.

12. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term, or the remaining provisions or terms of this Agreement.

13. Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing, signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a further breach, whether of a similar or dissimilar nature.

14. Assignment. This Agreement shall be binding upon and inure to the benefit of any successors of the Company. As used herein, "successors" shall include any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

15.   Notice.   Any  written  notice  to  be  given  hereunder  to
  Executive may be delivered to her personally or shall be deemed to have been given upon deposit thereof in the U.S. mail, certified mail, postage prepaid, addressed to Executive at the address as it shall appear on the records of the Company.

16. Construction of Agreement. This Agreement is made and entered into in the State of Ohio and shall be construed under the laws of Ohio.

17. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to Executive's severance pay, benefits and privileges in the event of a termination of Executive's employment with the Company, superseding all negotiations, prior discussions and agreements, written or oral, concerning said severance arrangements. This Agreement may not be amended except in writing by the parties hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


OWENS CORNING,

Glen H. Hiner
Chairman and CEO


Agreed to and accepted:


___________________________

Date:  ____________________





                                                        Exhibit 10
                KEY MANAGEMENT SEVERANCE AGREEMENT


      This Severance Agreement (the "Agreement") is made as of November 24, 1998 by and between OWENS CORNING, a Delaware corporation (the "Company"), and Domenico Cecere, an officer of the Company ("Executive").

      WHEREAS the Company and Executive have previously entered into a Severance Agreement dated as of April 4, 1997 (the "Prior Agreement") providing for certain benefits to be conferred upon Executive under specified circumstances in the event that Executive's employment is terminated by the Company on the terms and conditions set forth therein, and:

      WHEREAS the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved a new severance agreement to provide Executive with certain additional protections and to conform the terms of such agreement to the current policy of the Company regarding an officer's entitlement to pay, benefits and privileges on the termination of his employment;

     NOW THEREFORE, the parties hereto agree as follows:

1.   Termination Absent a Change of Control.

a) If, prior to a Change of Control (as defined in paragraph 7(c) below), (i) the Company terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay (as defined in paragraph 7(a) below); and

     3) Two times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Incentive Pay for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5) The greater of (i) Executive's vested Cash Balance Pension Benefit, or (ii) an amount equal to Executive's vested Pension Benefit under the Company's Salaried Employees' (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination, or (iii) Executive's separately negotiated Pension Agreement amount, referenced in the December 9, 1997 letter (and attachment) from Glen Hiner, a copy of which is appended to this Agreement.

b) If, prior to a Change of Control, the Company terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance Pension Benefit, or Executive's vested Final Average Plan Pension Benefit, or Executive's separately negotiated Pension Agreement amount, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and
  vested   pension   amounts)  some  portion  of   the   following
  compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraph 1(a) or 1(b), above, shall be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) If Executive's employment ends under circumstances described in paragraph 1(a) above as a result of the sale by the Company of a business unit, division or facility, payments will be made under this paragraph 1 only if Executive is not offered a substantially equivalent position with the Company or with the new owner of the business (without regard to whether Executive accepts such a
  position).   If Executive receives and accepts a suitable  offer
  from the new owner of the business and is subsequently terminated
  within  one  year  of  the  closing  date  of  the  sale   under
  circumstances that would result in payment of benefits under this paragraph 1(a), Executive will be treated as though he had been terminated by the Company and receive the payments provided for in this Agreement, less any amounts or benefits provided by the new owner in connection with Executive's termination.

2.   Termination On or After a Change of Control.

a) If, within a two-year period after a Change of Control, (i) the Company (or any successor) terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination, Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay; and

     3)   Two times Executive's Separation Incentive Payment; and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Target Level Incentive Pay (as defined in paragraph 7(h) below) for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5) The greater of (i) Executive's vested Cash Balance Pension Benefit, or (ii) an amount equal to Executive's vested Pension Benefit under the Company's Salaried Employees' (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination, or (iii) Executive's separately negotiated Pension Agreement amount, referenced in the December 9, 1997 letter (and attachment) from Glen Hiner, a copy of which is appended to this Agreement.

b) If, within a two-year period after a Change of Control, the Company (or any successor) terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance Pension Benefit, or Executive's vested Final Average Plan Pension Benefit, or Executive's separately negotiated Pension Agreement amount, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:


     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraphs 2(a) or 2(b), above, will be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) The Compensation Committee of the Board of Directors, in its sole discretion, may determine that no Change of Control or Potential Change of Control shall be deemed to have occurred with respect to any Executive who, in connection with a Change of Control or Potential Change of Control, acts in a capacity other than in their capacity as an employee of the Corporation, its subsidiaries or affiliates or otherwise fails to act in the Company's best interests with respect to said Change of Control.

3. Termination For Other Reasons. If Executive voluntarily terminates his employment (including by reason of retirement) other than as provided in paragraph 1(a) or 2(a) above, or if Executive's employment is terminated due to death or Permanent Total Disability, Executive shall not be entitled to any benefits under this Agreement, but shall be entitled to any other benefits to which he is otherwise entitled under the terms of any employee benefit plans or arrangements of the Company.

4. Continuation of Insurance Benefits. In the event Executive's employment terminates under the circumstances described in paragraph 1(a) or 2(a) of this Agreement, the Company will continue Executive's participation and coverage for a period of two years (the "Severance Period") from Executive's last day of employment with the Company under all the Company's life, medical and dental plans ("Insurance Benefits"), in which Executive is participating immediately prior to such employment termination, subject to the Company's right to modify the terms of the plans or arrangements providing these benefits. If Executive is employed by another entity during the Severance Period, the Company will be a secondary obligor only with respect to medical and dental Insurance Benefits and life insurance coverage shall immediately cease.

5. Non-Duplication of Benefits. Any compensation or benefits payable under the terms of this Agreement will be offset and not augmented by other compensation or benefits of the same or similar type payable under any existing plan or agreement of the Company or any other arrangement between Executive and the Company covering the Executive (including, but not limited to, any Company severance policy and the Company's Annual Incentive Plan). It is intended that this Agreement not duplicate benefits Executive is entitled to under the Company's regular severance policy, any
  related   policies,  or  any  other  contracts,  agreements   or
  arrangements between Executive and the Company.

6. Term. This Agreement shall be effective from the date hereof throughout Executive's term of employment as an officer of the Company, but shall expire and be of no effect immediately after the second anniversary of a Change of Control.

7. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

a) "Base Pay" shall mean the greater of the annual salary paid to Executive as of the date of termination of his employment or the date of the Change of Control, as the case may be, notwithstanding any pay reduction that may be related to a Constructive Termination.

b)   "Cause" shall mean:

     1) conviction of any felony or failure to contest prosecution for a felony; or

     2) willful misconduct or dishonesty which is directly and materially harmful to the business or reputation of the Company; or

     3) willful or continued failure to substantially perform his duties as an executive of the Company, other than as a result of total or partial incapacity due to physical or mental illness (abuse of alcohol, drugs or controlled substances not being considered a physical or mental illness for purposes of this paragraph), unless within three to six months after written notice has been provided to Executive by the Company, Executive cures such willful or continued failure to perform.

c)   "Change of Control" shall mean:

     1) the holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, where such merger or consolidation is, in fact, consummated;

     2) a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

     3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares;

     4) during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

     5) the occurrence of any other change of control of a nature that would be required to be reported in accordance with Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company's proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect.

d) A "Constructive Termination" shall be deemed to have occurred only if:

     1) prior to a Change of Control: Executive's Base Pay is reduced without his written consent; or

     2) on or within a two-year period after a Change of Control: (A) Executive's Base Pay or annual incentive pay opportunity is reduced without his written consent; (B) Executive is required by the Company without his written consent to relocate to a new place of business that is more than fifty miles from Executive's place of business prior to the Change of Control (or the Company mandates a substantial increase in the amount of required business travel); or (C) there is a material adverse change in Executive's duties or responsibilities in comparison to the duties or responsibilities which Executive had prior to the Change of Control.

e) "Permanent Total Disability" shall be deemed to have occurred if, at the end of any month Executive then is, and has been, for eighteen (18) consecutive calendar months then ending, unable to perform his duties in the normal and regular manner due to mental or physical illness or injury. Any determination of such inability to perform shall be made by the Company in good faith.

f) "Separation Incentive Payment" shall be the greater of (i) Executive's average payments under the Company's normal, annual Corporate Incentive Plan (CIP) for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company), or
  (ii) one-half of Executive's average participating salary under such Plan for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company).

g) "Participating Salary" is the product of Executive's total base salary paid during any given incentive year, multiplied by Executive's incentive pay percentage, at maximum funding.

h) "Target Level Incentive" shall be the greater of (i) one-half of Executive's participating salary under the Company's Annual Incentive Plan for the year of termination, or (ii) the payment Executive would have received under such Plan for the year of termination based on projected corporate performance for such year as determined by the Committee in its sole discretion at the time of the Change of Control.

8.     Outplacement   Assistance.   The   Company   will   arrange
  outplacement  assistance for Executive,  to  be  provided  by  a
  mutually  agreed-upon  firm  engaged  in  said  business.   Such
  assistance shall continue for up to one year following Executive's termination or until such time as suitable employment is attained,
  whichever  is  sooner.   Outplacement  costs  incurred  in  this
  connection will be borne by the Company, but will not include costs of travel to/from the outplacement firm or in connection with job interviews, etc. For up to six months following Executive's termination, the Company will also make available reasonable office space and administrative and communication services for Executive's use in seeking suitable employment. In no event will the Company pay Executive in lieu of outplacement assistance.

9.    Confidentiality.   Consistent with  Executive's  preexisting
  legal and contractual obligations and in exchange for the consideration provided by the Company in this Agreement and for Executive's continued employment and exposure to confidential information at the Company, Executive agrees to hold in strict confidence and not disclose to any other person any confidential or proprietary information of the Company, including, without
  limitation,  trade  secrets,  formulas  for  Company   products,
  production techniques or processes or methods and apparatus for producing any products of the Company, or other non-public information relating to the business, research and development, employees and/or customers of the Company and its subsidiaries and affiliates, except to the extent required by law, or with the written consent of the Company. Executive will, immediately on termination, deliver to the Company all files containing data, correspondence, books, notes, and other written, graphic or computer records under Executive's control relating to the Company or its subsidiaries or affiliates, regardless of the media in which they are embodied or contained.

10. Agreement Not To Compete. In exchange for the consideration provided by the Company in this Agreement as well as Executive's continued employment and exposure to confidential information at the Company, Executive agrees not to, directly or indirectly, for a period of two years following Executive's termination of employment, engage or participate in any business that is involved in research or development activities or in the manufacturing of any product which competes with any of the Company's products, except with the written consent of the Company. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement in a form acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

11. Mutual Release and Indemnity. In the event of Executive's termination under circumstances described in paragraphs 1(a), 1(b), 2(a) or 2(b), the Company agrees to release and discharge Executive from any claim it may then or thereafter have against Executive with respect to employment with the Company or any of its subsidiaries or affiliates (other than with regard to
  Executive's obligations under this Agreement), and agrees to indemnify Executive in accordance with its then current policies or practices for active employees for any claims made against Executive by third parties arising out of the proper performance of Executive's duties as an employee of the Company or any of its subsidiaries or affiliates. In exchange for the consideration provided by the Company in this Agreement, together with the Company's release and indemnity, Executive agrees to release and discharge the Company, and its subsidiaries, affiliates, officers, directors, employees and agents (the "Released Persons") from any claim that Executive may then or thereafter have against the Company or such Released Persons (excluding any claim for the compensation, benefits and privileges described herein) arising out of or in connection with Executive's employment or termination of employment by the Company or any of its subsidiaries or
  affiliates.   On  termination, Executive  agrees  to  execute  a
  separate  Release  and  Non-Competition  Agreement  in  a   form
  acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive
  ineligible   for  any  severance  pay,  benefits  or  privileges
  whatsoever.

12. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term, or the remaining provisions or terms of this Agreement.

13. Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing, signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a further breach, whether of a similar or dissimilar nature.

14. Assignment. This Agreement shall be binding upon and inure to the benefit of any successors of the Company. As used herein, "successors" shall include any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

15.   Notice.   Any  written  notice  to  be  given  hereunder  to
  Executive may be delivered to him personally or shall be deemed to have been given upon deposit thereof in the U.S. mail, certified mail, postage prepaid, addressed to Executive at the address as it shall appear on the records of the Company.

16. Construction of Agreement. This Agreement is made and entered into in the State of Ohio and shall be construed under the laws of Ohio.

17. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to Executive's severance pay, benefits and privileges in the event of a termination of Executive's employment with the Company, superseding all negotiations, prior discussions and agreements, written or oral, concerning said severance arrangements. This Agreement may not be amended except in writing by the parties hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


OWENS CORNING,

Glen H. Hiner
Chairman and CEO


Agreed to and accepted:


___________________________

Date:  ____________________




                                                        Exhibit 10
                KEY MANAGEMENT SEVERANCE AGREEMENT


      This Severance Agreement (the "Agreement") is made as of November 24, 1998 by and between OWENS CORNING, a Delaware corporation (the "Company"), and J. Thurston Roach, an officer of the Company ("Executive").

      WHEREAS the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved a severance agreement to provide Executive with certain protections and to conform the terms of such agreement to the current policy of the Company regarding an officer's entitlement to pay, benefits and privileges on the termination of his employment;

     NOW THEREFORE, the parties hereto agree as follows:

1.   Termination Absent a Change of Control.

a) If, prior to a Change of Control (as defined in paragraph 7(c) below), (i) the Company terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay (as defined in paragraph 7(a) below); and

     3) Two times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Incentive Pay for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5)   Executive's vested Cash Balance Pension Benefit.

b) If, prior to a Change of Control, the Company terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance Pension Benefit UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraph 1(a) or 1(b), above, shall be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 1(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) If Executive's employment ends under circumstances described in paragraph 1(a) above as a result of the sale by the Company of a business unit, division or facility, payments will be made under this paragraph 1 only if Executive is not offered a substantially equivalent position with the Company or with the new owner of the business (without regard to whether Executive accepts such a
  position).   If Executive receives and accepts a suitable  offer
  from the new owner of the business and is subsequently terminated
  within  one  year  of  the  closing  date  of  the  sale   under
  circumstances that would result in payment of benefits under this paragraph 1(a), Executive will be treated as though he had been terminated by the Company and receive the payments provided for in this Agreement, less any amounts or benefits provided by the new owner in connection with Executive's termination.

2.   Termination On or After a Change of Control.

a) If, within a two-year period after a Change of Control, (i) the Company (or any successor) terminates Executive's employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination, Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Base salary earned and as yet unpaid through the effective date of termination; and

     2)   Two years' Base Pay; and

     3)   Two times Executive's Separation Incentive Payment; and

     4) Incentive Pay as yet unpaid from the prior fiscal year and Target Level Incentive Pay (as defined in paragraph 7(h) below) for the fiscal year of termination, prorated for the period of Executive's actual employment prior to termination; and

     5)   Executive's vested Cash Balance Pension Benefit.

b) If, within a two-year period after a Change of Control, the Company (or any successor) terminates Executive's employment for Cause (as defined in paragraph 7(b)(3), below, Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive's vested Cash Balance Pension Benefit UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement satisfactory to the Company:

     1) Up to but no more than Twelve months' Base Pay (as defined in paragraph 7(a) below); and

     2) Up to but no more than One times Executive's Separation Incentive Payment (as defined in paragraph 7(f) below); and

     3) Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c) The compensation payable under paragraphs 2(a) or 2(b), above, will be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement.

d) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(a) above:

     1) All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

     3) All outstanding but unearned performance shares shall be forfeited.

     4) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e) In the event of a termination of Executive's employment under the circumstances described in paragraph 2(b) above:

     1) All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

     2) All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

     3) All of Executive's non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

f) The Compensation Committee of the Board of Directors, in its sole discretion, may determine that no Change of Control or Potential Change of Control shall be deemed to have occurred with respect to any Executive who, in connection with a Change of Control or Potential Change of Control, acts in a capacity other than in their capacity as an employee of the Corporation, its subsidiaries or affiliates or otherwise fails to act in the Company's best interests with respect to said Change of Control.

3. Termination For Other Reasons. If Executive voluntarily terminates his employment (including by reason of retirement) other than as provided in paragraph 1(a) or 2(a) above, or if Executive's employment terminates due to death or Permanent Total Disability, Executive shall not be entitled to any benefits under this Agreement, but shall be entitled to any other benefits to which he is otherwise entitled under the terms of any employee benefit plans or arrangements of the Company.

4. Continuation of Insurance Benefits. In the event Executive's employment terminates under the circumstances described in paragraph 1(a) or 2(a) of this Agreement, the Company will continue Executive's participation and coverage for a period of two years (the "Severance Period") from Executive's last day of employment with the Company under all the Company's life, medical and dental plans ("Insurance Benefits"), in which Executive is participating immediately prior to such employment termination, subject to the Company's right to modify the terms of the plans or arrangements providing these benefits. If Executive is employed by another entity during the Severance Period, the Company will be a secondary obligor only with respect to medical and dental Insurance Benefits.

5. Non-Duplication of Benefits. Any compensation or benefits payable under the terms of this Agreement will be offset and not augmented by other compensation or benefits of the same or similar type payable under any existing plan or agreement of the Company or any other arrangement between Executive and the Company covering the Executive (including, but not limited to, any Company severance policy and the Company's Annual Incentive Plan). It is intended that this Agreement not duplicate benefits Executive is entitled to under the Company's regular severance policy, any
  related   policies,  or  any  other  contracts,  agreements   or
  arrangements between Executive and the Company.

6. Term. This Agreement shall be effective from the date hereof throughout Executive's term of employment as an officer of the Company, but shall expire and be of no effect immediately after the second anniversary of a Change of Control.


7. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

a) "Base Pay" shall mean the greater of the annual salary paid to Executive as of the date of termination of his employment or the date of the Change of Control, as the case may be, notwithstanding any pay reduction that may be related to a Constructive Termination.

b)   "Cause" shall mean:

     1) conviction of any felony or failure to contest prosecution for a felony; or

     2) willful misconduct or dishonesty which is directly and materially harmful to the business or reputation of the Company; or

     3) willful or continued failure to substantially perform his duties as an executive of the Company, other than as a result of total or partial incapacity due to physical or mental illness (abuse of alcohol, drugs or controlled substances not being considered a physical or mental illness for purposes of this paragraph), unless within three to six months after written notice has been provided to Executive by the Company, Executive cures such willful or continued failure to perform.

c)   "Change of Control" shall mean:

     1) the holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, where such merger or consolidation is, in fact, consummated;

     2) a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

     3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares;

     4) during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

     5) the occurrence of any other change of control of a nature that would be required to be reported in accordance with Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company's proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect.

d) A "Constructive Termination" shall be deemed to have occurred only if:

     1) prior to a Change of Control: Executive's Base Pay is reduced without his written consent; or

     2) on or within a two-year period after a Change of Control: (A) Executive's Base Pay or annual incentive pay opportunity is reduced without his written consent; (B) Executive is required by the Company without his written consent to relocate to a new place of business that is more than fifty miles from Executive's place of business prior to the Change of Control (or the Company mandates a substantial increase in the amount of required business travel); or (C) there is a material adverse change in Executive's duties or responsibilities in comparison to the duties or responsibilities which Executive had prior to the Change of Control.

e) "Permanent Total Disability" shall be deemed to have occurred if, at the end of any month Executive then is, and has been, for eighteen (18) consecutive calendar months then ending, unable to perform his duties in the normal and regular manner due to mental or physical illness or injury. Any determination of such inability to perform shall be made by the Company in good faith.

f) "Separation Incentive Payment" shall be the greater of (i) Executive's average payments under the Company's normal, annual Corporate Incentive Plan (CIP) for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company), or
  (ii) one-half of Executive's average participating salary under such Plan for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company).

g) "Participating Salary" is the product of Executive's total base salary paid during any given incentive year, multiplied by Executive's incentive pay percentage, at maximum funding.

h) "Target Level Incentive" shall be the greater of (i) one-half of Executive's participating salary under the Company's Annual Incentive Plan for the year of termination, or (ii) the payment Executive would have received under such Plan for the year of termination based on projected corporate performance for such year as determined by the Committee in its sole discretion at the time of the Change of Control.

8.     Outplacement   Assistance.   The   Company   will   arrange
  outplacement  assistance for Executive,  to  be  provided  by  a
  mutually  agreed-upon  firm  engaged  in  said  business.   Such
  assistance shall continue for up to one year following Executive's termination or until such time as suitable employment is attained,
  whichever  is  sooner.   Outplacement  costs  incurred  in  this
  connection will be borne by the Company, but will not include costs of travel to/from the outplacement firm or in connection with job interviews, etc. For up to six months following Executive's termination, the Company will also make available reasonable office space and administrative and communication services for Executive's use in seeking suitable employment. In no event will the Company pay Executive in lieu of outplacement assistance.

9.    Confidentiality.   Consistent with  Executive's  preexisting
  legal and contractual obligations and in exchange for the consideration provided by the Company in this Agreement and for Executive's continued employment and exposure to confidential information at the Company, Executive agrees to hold in strict confidence and not disclose to any other person any confidential or proprietary information of the Company, including, without
  limitation,  trade  secrets,  formulas  for  Company   products,
  production techniques or processes or methods and apparatus for producing any products of the Company, or other non-public information relating to the business, research and development, employees and/or customers of the Company and its subsidiaries and affiliates, except to the extent required by law, or with the written consent of the Company. Executive will, immediately on termination, deliver to the Company all files containing data, correspondence, books, notes, and other written, graphic or computer records under Executive's control relating to the Company or its subsidiaries or affiliates, regardless of the media in which they are embodied or contained.

10. Agreement Not To Compete. In exchange for the consideration provided by the Company in this Agreement as well as Executive's continued employment and exposure to confidential information at the Company, Executive agrees not to, directly or indirectly, for a period of two years following Executive's termination of employment, engage or participate in any business that is involved in research or development activities or in the manufacturing of any product which competes with any of the Company's products, except with the written consent of the Company. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement in a form acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

11. Mutual Release and Indemnity. In the event of Executive's termination under circumstances described in paragraphs 1(a), 1(b). 2(a) or 2(b), the Company agrees to release and discharge Executive from any claim it may then or thereafter have against Executive with respect to employment with the Company or any of its subsidiaries or affiliates (other than with regard to
  Executive's obligations under this Agreement), and agrees to indemnify Executive in accordance with its then current policies or practices for active employees for any claims made against Executive by third parties arising out of the proper performance of Executive's duties as an employee of the Company or any of its subsidiaries or affiliates. In exchange for the consideration provided by the Company in this Agreement, together with the Company's release and indemnity, Executive agrees to release and discharge the Company, and its subsidiaries, affiliates, officers, directors, employees and agents (the "Released Persons") from any claim that Executive may then or thereafter have against the Company or such Released Persons (excluding any claim for the compensation, benefits and privileges described herein) arising out of or in connection with Executive's employment or termination of employment by the Company or any of its subsidiaries or
  affiliates.   On  termination, Executive  agrees  to  execute  a
  separate  Release  and  Non-Competition  Agreement  in  a   form
  acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive
  ineligible   for  any  severance  pay,  benefits  or  privileges
  whatsoever.

12. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term, or the remaining provisions or terms of this Agreement.

13. Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing, signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a further breach, whether of a similar or dissimilar nature.

14. Assignment. This Agreement shall be binding upon and inure to the benefit of any successors of the Company. As used herein, "successors" shall include any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

15.   Notice.   Any  written  notice  to  be  given  hereunder  to
  Executive may be delivered to him personally or shall be deemed to have been given upon deposit thereof in the U.S. mail, certified mail, postage prepaid, addressed to Executive at the address as it shall appear on the records of the Company.

16. Construction of Agreement. This Agreement is made and entered into in the State of Ohio and shall be construed under the laws of Ohio.

17. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to Executive's severance pay, benefits and privileges in the event of a termination of Executive's employment with the Company, superseding all negotiations, prior discussions and agreements, written or oral, concerning said severance arrangements. This Agreement may not be amended except in writing by the parties hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


OWENS CORNING,

Glen H. Hiner
Chairman and CEO


Agreed to and accepted:


___________________________

Date:  ____________________




                                                        Exhibit 10
PERSONAL AND CONFIDENTIAL


December 23, 1997


Ms. Maura Abeln
Via Fax: (413) 442 - 6990


Dear Maura:

It is a pleasure for me to offer to you the position of Senior Vice President, General Counsel and Secretary of Owens Corning. The following letter will set forth the specifics of our offer to you:

1.   BASE SALARY
  Your annual base salary will be $375,000, subject to regular review by the Compensation Committee of the Board of Directors of Owens Corning.

  You will also receive a signature bonus of $100,000 (net of taxes), which will be paid to you upon your first day of employment with Owens Corning.

2.   PLACE OF EMPLOYMENT
  Your primary place of employment will be the Owens Corning World Headquarters located in Toledo, Ohio. However, you may be required to travel to other locations as directed by Owens Corning, or as required by your position.

3.   ANNUAL INCENTIVE
  You will participate in the Owens Corning Annual Corporate Incentive Compensation Plan (CIP). Annual payouts under the CIP are presently based on three corporate performance criteria; earnings per share, cash flow and sales growth, as well as your individual performance. Your participation in the CIP will be 100% of your base salary and your target award will be 50% of base salary. We are guaranteeing a minimum gross payment of $300,000 for your first two (2) years of employment. Payment will be made in February of each year when annual incentive payments are paid. After that period of guarantee, Corporate business results and your individual performance will determine actual payments under the CIP. The general terms and measurements of the CIP will be communicated to you under separate cover.

4.
  EQUITY COMPENSATION
  You will be awarded 3,000 shares of restricted stock.  These
  Restricted Shares will vest assuming continuous employment, 50% on December 31, 1998 and 50% on December 31, 1999.

  You will also be awarded 40,000 options to buy Owens Corning Stock. The exercise price of these options will be based on the closing price of Owens Corning stock on February 12, 1998, the date of our Board Compensation Committee meeting. Vesting on your options will be 1/3 each year beginning February 12, 1999.

  As an officer of Owens Corning, you will be fully eligible to participate in our Long Term Performance Incentive Plan (LTPIP). The LTPIP consists of awards of stock options, restricted stock, and performance restricted stock. The
  Details of this plan, and your initial awards thereunder, are described below.

  For the 1998-2000 LTPIP cycle, you will receive the following awards, with the date of grant as of the Compensation Committee Meeting which will occur on February 12, 1998:

     - 12,000 Stock Options which vest one third each year for three years. The exercise price of these options will be based on the closing price of Owens Corning stock on the date the Compensation Committee approves all grants under the LTPIP, which is expected to be February 12, 1998.

     -     3,500  Shares of Performance Restricted  stock.   These
       Performance shares will vest at the end of three years from the original grant date based upon the attainment of corporate objectives under the LTPIP.

     - 1,700 Restricted Shares. These Restricted Shares will vest one-third each year, beginning on December 31, 1998, assuming your continuous employment with Owens Corning.

  As  an  officer of Owens Corning, you will be subject to a Stock
  Ownership  requirement of 20,000 shares.   You  will  have  five
  years to achieve this target.

5.   EMPLOYEE BENEFITS
  You will have four weeks of annual vacation with Owens Corning.

  Upon your commencement of employment, you will be eligible for Owens Corning's benefit package, which includes a comprehensive health care plan, Savings and Profit Sharing (401(k)) Plan, Cash Balance Pension Plan, life insurance plan and both short-term and long term disability plans.

  For purposes of your relocation to Toledo, Ohio, you will be treated as a transferring employee under the Owens Corning relocation program, which means we will purchase your home if you are unable to sell it. More specifics of our relocation program would be communicated upon acceptance of our offer.

6.   OTHER PERQUISITES
  You will be eligible for tax preparation/planning assistance, financial counseling, personal liability insurance and other benefits provided to Owens Corning officers. You will also be eligible for personal liability insurance and other benefits provided to Owens Corning officers. You will also be eligible for personal usage of the Owens Corning corporate aircraft in accordance with the Company's policies for similarly situated officers in effect from time to time.

7.   SEVERANCE AGREEMENT
  You will also have a severance agreement that provides two full years of income protection should it become necessary for you to leave the organization for reasons other than cause or voluntary resignation.
                   ____________________________

Maura, I am excited about the prospect of you joining the Owens Corning team. Please let me know if you have any questions, and return a signed copy of this letter to my attention at the above address.

Sincerely,



Glen H. Hiner


AGREED TO AND ACCEPTED:


____________________________
Maura Abeln

____________________________
Date

cc:  Mr. Gregory Thomson





                                                       Exhibit 10

PERSONAL AND CONFIDENTIAL


February 3, 1998


Mr. John Thurston Roach
234 Maiden Lane East
Seattle, WA  98112


Dear Thurston:

It is a pleasure for me to offer to you the position of Senior Vice President and President, Americas Building Materials Systems Business of Owens Corning. You will be placed on Owens Corning's payroll as of February 16, 1998 and are expected to be in Toledo as of March 2. From February 16 to March 2, you will be visiting North American Building Material manufacturing facilities, distribution centers and operating offices. The following letter will set forth the specifics of our offer to you:

1.   BASE SALARY
  Your annual base salary will be $425,000, subject to regular review by the Compensation Committee of the Board of Directors of Owens Corning.

  You will also receive a signature bonus of $100,000 (gross), to aid with additional miscellaneous expenses associated with your acceptance of this job, which will be paid to you upon your first day of employment with Owens Corning.

2.   PLACE OF EMPLOYMENT
  Your  primary  place of employment will be  the  Owens  Corning
  World Headquarters located in Toledo, Ohio. However, you may be required to travel to other locations as directed by Owens
  Corning, or as required by your position.

3.   ANNUAL INCENTIVE
  You will participate in the Owens Corning Annual Corporate Incentive Compensation Plan (CIP). Your participation in the CIP will be 110% of your base salary and your target award will be 55% of base salary. We are guaranteeing a minimum gross payment of $400,000 for incentive payments earned in 1998 and 1999, assuming a February start date. Payment will be made in February of each year when annual incentive
  payments              are             paid.               After
  that period of guarantee, Corporate business results and your individual performance will determine actual payments under the CIP. The general terms and measurements of the CIP will be communicated to you under separate cover.

4.   EQUITY COMPENSATION
  You will be awarded 50,000 options to buy Owens Corning Stock. The exercise price of these options will be based on the closing price of Owens Corning stock on February 16, 1998, the date of your first day of employment with Owens Corning.
  Vesting  on  your  options  will be  1/3  each  year  beginning
  February 16, 1999.

  As an officer of Owens Corning, you will be fully eligible to participate in our Long Term Performance Incentive Plan (LTPIP). The LTPIP consists of awards of stock options, restricted stock, and performance restricted stock. The Details of this plan, and your initial awards thereunder, are described below.

  For the 1998-2000 LTPIP cycle, you will receive the following awards, with the date of approval as of the Compensation
  Committee Meeting which will occur on February 12, 1998:

     - 18,000 Stock Options which vest one third each year for three years. The exercise price of these options will be based on the closing price of Owens Corning stock on your first full day of employment with Owens Corning.

     - 3,000 Restricted Shares. These Restricted Shares will vest one-third each year, beginning at the end of your third complete year of continuous employment with Owens Corning.

     - 6,000 Shares of Phantom Performance Restricted stock. These Performance shares will vest at the end of three years from the original grant date based upon the attainment of corporate objectives under the LTPIP.

  As  an officer of Owens Corning, you will be subject to a Stock
  Ownership requirement of 20,000 shares. You will have five years to achieve this target.

5.   EMPLOYEE BENEFITS
   You  will  have  four  weeks  of annual  vacation  with  Owens
Corning.

  Upon your commencement of employment, you will be eligible for Owens Corning's benefit package, which includes a comprehensive health care plan, Savings and Profit Sharing (401(k)) Plan, Cash Balance Pension Plan, life insurance plan and both short-term and long term disability plans.


  For  purposes of your relocation to Toledo, Ohio, you  will  be treated  as  a  transferring employee under the  Owens  Corning
  relocation  program.   I  have  enclosed  a  summary   of   our
  Relocation Policy for your review.

6.   OTHER PERQUISITES
  You will be eligible for tax preparation/planning assistance, financial counseling, personal liability insurance and other benefits provided to Owens Corning officers. You will also be eligible for personal liability insurance and other benefits provided to Owens Corning officers. You will also be eligible for personal usage of the Owens Corning corporate aircraft in accordance with the Company's policies for similarly situated officers in effect from time to time.

7.   SEVERANCE AGREEMENT
  You  will  also  have a severance agreement that  provides  two full years of income protection should it become necessary  for you  to leave the organization for reasons other than cause  or voluntary resignation.
                  ____________________________

Thurston,  I  am  excited about the prospect of you  joining  the
Owens  Corning  team.   Please  let  me  know  if  you  have  any
questions, and return a signed copy of this letter to my attention via fax at (419) 248-6352.

Sincerely,



Glen H. Hiner
Chairman and CEO

Enclosure


AGREED TO AND ACCEPTED:


____________________________
John Thurston Roach


____________________________
Date
Attachments:

-    Transferring Homeowners Policy Summary

-    Long-Term Performance Incentive Plan Summary



                                                       Exhibit 10

November 3, 1998


Mr. Charles H. Dana
xxxxxxxxxxxxxxxxxxx
Perrysburg, OH  43551

              RE:  RELEASE AND SEPARATION AGREEMENT

Dear Charlie:

In accordance with our discussions concerning your retirement from Owens Corning (the "Company"), the following summarizes our agreement (the "Agreement") between yourself and the Company.

1.     TERMINATION OF EMPLOYMENT

Your employment with the Company, its subsidiaries and other affiliates will terminate when you retire on December 31, 1998 (the "Termination Date"). You will receive your regular base salary through December 31, 1998. You will be eligible for an incentive payment under the Corporate Incentive Plan for 1998, as well as payments under any other annual incentive plan in which you were a participant during 1998. Payments under all incentive plans are subject to the attainment of specific Company performance goals and the discretion of the Chief Executive Officer. You are not eligible for 1999 incentive participation.

2.     SEVERANCE BENEFITS

Consistent  with  the  terms  of your  amended  Key  Management
Severance Benefits Agreement dated January 27, 1992 (the "Severance Agreement"), you will receive an amount equal to twice your base salary in effect on the Termination Date. This amount is $730,000. You will also receive a bonus equivalent equal to the greater of the average of your three previous years' annual incentive payments, or one-half of your average annual incentive participating salary for the most recent three years, whichever is the greater. This amount is $419,333. These severance payments will be paid in a lump sum on or about January 15, 1999 and will be subject to applicable withholding requirements under Federal, state and local law.
3.
       HEALTH AND LIFE COVERAGE

In accordance with the terms of your Severance Agreement, you will continue to receive the same health care coverage (i.e., medical, dental, medical flexible spending account and employee assistance plan) for yourself and your eligible dependents that is provided to active salaried employees of the Company, at the same contribution rate applicable to such employees, through 12/31/01. Thereafter you will be eligible to participate in the same Owens Corning Retiree medical plan as other retirees, subject to changes in the plan. This period of coverage will count against any period of COBRA continuation health insurance coverage to which you may be entitled following the Termination Date. As such, you will automatically receive a COBRA notice and election form following the Termination Date, which you may ignore. You will also have the same life insurance protection in the amount of $50,000 through 12/31/01. Any change in active employee programs will also apply to you. The Rewards and Resources Department in Toledo will be sending information directly to you as to how your monthly contributions will be handled. In the event you secure other employment after the Termination Date, Owens Corning will be the secondary payer with respect to the benefits described above. You should contact CIGNA directly to discuss individual payment options for your Group Universal Life Insurance (1-800-xxxxxxxx).

4.     SAVINGS & PROFIT SHARING PLAN

As of October 22, 1998, your total Owens Corning Savings and Profit Sharing Plan ("SPSP") account balance was $xxxxxxx. Any contributions made since that date and any change in the market value of your account will be reflected in your final payment, which will be made in accordance with the terms of the SPSP. All Company contributions through the Termination Date will be vested, but no further contributions may be made to SPSP by you or the Company after that date. Please note that under the terms of SPSP, you are not required to receive an immediate distribution of your account following the Termination Date. You should contact Fidelity Investments at 1-800-xxxxxxxx.

5.     PENSION PLAN

As an employee with vested rights in the Owens Corning Merged Retirement Plan (the "Pension Plan"), you are entitled to a benefit under the Plan. The estimated lump-sum present value of your accrued benefit as of the Termination Date is $3,975,217. Due to maximums allowed under Pension law, it is estimated that $2,600,000 of this amount may be paid from the Company's Executive Supplemental Benefit Plan (the "Supplemental Plan"). The payment from the Supplemental Plan will be made on or about January 15, 1999, and is taxable as ordinary income, and is subject to applicable Federal, state and local withholding requirements. The payment from the Supplemental Plan will be offset by amounts already set aside for you under the Company's Pension Preservation Trust (PPT), as well as interest payments made to you from the PPT. The estimated lump sum values shown above are based on the
November, 1998 GATT interest rate of 5.20%. Your pension amounts will be recalculated using the December, 1998 GATT rate when it is known, or a later month if you choose to defer receipt of your retirement benefit. You will accrue no further benefits under the Pension Plan following the Termination Date. Payment of your benefits under these plans is governed by the terms thereof, and not this Agreement.

Please   contact  Rick  Tober  of  the  Rewards  and  Resources
Department (xxxxxxxx) if you have any questions concerning your pension benefits.

6.     PENSION SUPPLEMENT

As provided in your Severance Agreement, you will receive a supplemental pension payment in an amount equal to the present value of the additional benefit that you would have accrued under the Pension Plan had you been credited with an additional three years of service and age under the Pension Plan as of the Termination Date. This will result in an additional payment of $550,000. Your pension supplement, which will be paid by the Company in a lump sum on or about January 15, 1999, will be reduced by applicable withholding requirements under Federal, state and local law.


7.     ADDITIONAL PAYMENTS

You will also receive a lump sum payment equivalent to one year's base pay and one year's target incentive award, totaling $565,750. This special payment will be paid on or about January 15, 1999, and will be reduced by applicable withholding requirements under Federal, state and local law.

Additionally, you will be paid for twenty-five (25 days) of accrued vacation for 1999 at the rate of $1,404.00 per day, reduced by applicable withholding requirements under Federal, state and local law.

Owens Corning will continue to provide you with financial and tax planning  assistance for 1999, with reimbursed expenses for  such
purposes   up   to  $7,500,  reduced  by  applicable  withholding
requirements under Federal, state and local law.

8.     EFFECT ON OTHER EMPLOYEE BENEFITS

Except as provided in this Agreement, you will not be permitted to participate in any of the Company's employee benefit plans, programs or arrangements after the Termination Date, including but not limited to the Corporate Incentive Plan.

9.     COMPANY STOCK PLANS

The vesting of Stock Options which are unexercisable at your Termination Date will be accelerated to that date and your Stock Option shares will become 100% vested. Subject to applicable blackout requirements, you will have five (5) years following your separation date to exercise any vested options, or until the end of the option term, whichever is earlier.

                         [Table omitted]
Please call PaineWebber at 1-800-xxxxxxxx, for instructions on exercising your options and making the required tax payments.

Non-vested Restricted Shares will become vested as of your Termination Date:

                         [Table omitted]

You are eligible to receive a payout under Long Term Performance Incentive Plans for awards made under the 1996 - 1998 cycle, the 1997 - 1999 cycle, and the 1998 - 2000 cycle. Any payout will be made in February, 1999, February, 2000, and February 2001, respectively and will be based on Company performance for the applicable period. Any award under the 1997 - 1999 and the 1998
- 2000 Long-Term Plan will be prorated based on the number of months you participated in the Plan. All other awards and non-prorated portions thereof will be forfeited.

10.    OUTSTANDING CHARGES

You are responsible for settling any outstanding charges against you, such as amounts charged to your corporate American Express card. If any of your American Express charges are business expenses, you will process a T&E form as soon as possible after the Termination Date. Your American Express card should be turned in as soon as possible after your termination date.

11.    MUTUAL RELEASE AND INDEMNITY

The Company hereby releases and discharges you from any claim it may now or hereafter have against you with respect to your employment with the Company or any of its subsidiaries or affiliates (other than with respect to performance of your obligations under this Agreement), and agrees to indemnify you in accordance with its then current policy or practices for active employees for any claims made against you by third parties arising out of the proper performance of your duties as an employee of the Company or any of its subsidiaries or affiliates.

In consideration of the benefits conveyed to you pursuant to the terms of this Agreement, together with the Company's release and indemnity, you hereby fully and forever release and discharge the Company from any and all claims and actions, of every kind, nature and description, including by way of illustration and not limitation, any claim of discrimination, harassment or discriminatory treatment (including age, race, sex, marital status, national origin, disability or religious discrimination), including any claim under the Age Discrimination In Employment Act as amended, the Older Worker's Benefit Protection Act, breach of express or implied contract, wrongful or constructive discharge, interference with contract, breach of public or corporate policy, practice or procedure, negligence, violation of ERISA, loss of consortium, loss of pension or other fringe benefits, fraud, misrepresentation, defamation, libel, slander, intentional infliction of emotional distress, and/or all other claims or derivative claims of tortuous conduct, statutory or constitutional violation, or breach of contract, whether in law or equity, known or unknown, of every kind, nature and description, arising out of or in connection with any relationship, including but not limited to your employment and termination of employment with the Company, from the beginning of the world up to the date of the signing of this Agreement. This Agreement applies to the Company and all subsidiaries, affiliates, predecessors, successors, related entities, as well as past, present and future officers, directors, trustees, board members, employees, attorneys, agents and assigns of the Company. You understand that the failure to execute and return the separate Release attached hereto along with this Agreement will render this Agreement null, void and without effect.

12.    CONFIDENTIALITY

You acknowledge that in the course of your employment with the Company, you acquired confidential and proprietary information regarding the Company's operations, business and practices and you understand and agree that you (a) will keep such information including all the Company files, information, and materials confidential at all times after your employment with the Company;
(b) will not disclose or communicate the Company information to any person or persons unless first authorized in writing by the Company; and (c) will not make use of such information on your own behalf or on the behalf of any other person, persons or entities unless you first obtain authorization from the Company in writing. In view of the nature of your employment and the nature of the Company's information which you have received and generated during the course of your employment, you agree that any unauthorized disclosure to any person or persons of such Company information, or other violation or threatened violation of this Agreement would cause irreparable damage to the Company, and that, therefore, the Company shall be entitled to seek an appropriate injunction and legal remedies in a court of appropriate jurisdiction.

13.    AGREEMENT NOT TO COMPETE

You agree that during the term of your employment and for a period of two years thereafter, you will not, directly or indirectly, engage in, be engaged by (including engagement for consulting or advising), provide services for or have any interest in, any other person, firm, corporation or entity which conducts any activity or makes any product competitive with the business of the Company (including without limitation research or development activities in any way relating to products which may compete with current or developmental products of the Company); provided however, that nothing contained herein shall restrict you from owning 1% or less of the corporate securities of any competitor of the Company where these securities are listed on any national securities exchange or traded actively in the national over-the-counter market, if you have no other connection or relationship with the issuer of such securities.

You recognize the broad scope of the foregoing covenants, but expressly agree that they are reasonable in light of the world-wide scope of the business conducted by the Company. If any court or tribunal of competent jurisdiction shall refuse to enforce the foregoing covenants because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenants shall not be void, but that for the purpose of such proceedings and in such jurisdictions such time limitation shall be deemed to be reduced to the extent necessary to permit enforcement of the covenants. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the foregoing covenants because they are more extensive (whether as to geography, the scope of business or otherwise) than is deemed reasonable, it is expressly understood and agreed between the parties hereto that such covenants shall not be void, but that for the purpose of such proceedings and in such jurisdictions, the restrictions contained herein (whether as to geography, the scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit enforcement of the covenants.

14.   BUSINESS CONDUCT POLICY

        You acknowledge that you are familiar with the terms of the Owens Corning Employee Business Conduct Policy and its Related Corporate Policies (including any laws applicable to the Company's activities) (collectively, the "Policies"), and that the terms of such Policies have been reviewed with you by a representative of the Company in connection with your termination of employment, and that, except as disclosed in writing to the undersigned prior to the date of your termination, you are not aware of any situation that might be viewed as a possible violation of the Policies. You understand that you will not suffer any form of retribution by the Company for reporting potential violations.


15.    MISCELLANEOUS

Except to the extent that your rights to the payments and benefits described herein are governed by the terms of the Company's employee benefit plans, programs or arrangements, or by an agreement issued in accordance with the terms of such a plan, program or arrangement, or by the Severance Agreement, this Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior understandings between you and the Company relating to your employment by, and termination from, the Company. Neither this Agreement nor any term hereof may be changed, waived or terminated except by an instrument in writing signed by both parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

If the foregoing is entirely satisfactory to you, please sign both the attached Waiver and Release and one copy of this letter in the place provided for your signature, and return them to me. As described in the Waiver and Release, this Agreement will become effective seven (7) days after your sign it, unless you should choose to revoke this Agreement within this seven (7) day period.

                              Sincerely,

                              OWENS CORNING


                              _______________________________
                              Glen H. Hiner
                              Chairman  and  Chief  Executive Officer


ACCEPTED AND AGREED TO:


_________________________
Charles H. Dana

Date:____________________